ECONOMIC DEPENDENCE	12 Months Ended
Mar. 31, 2023
Risks and Uncertainties [Abstract]
ECONOMIC DEPENDENCE

NOTE 18 – ECONOMIC DEPENDENCE

The Company had certain customers whose revenue individually represented 10% or more of the Company’s total revenue, or whose accounts receivable balances individually represented 10% or more of the Company’s total accounts receivable, as follows:

For the year ended March 31, 2023, the Company has two significant customers in their rental segment and generated approximately 41% and 29% respectively of the Company’s total rental revenue. These two customers also represent approximately 31% and 24% of customer deposit as at March 31, 2023. During the year ended March 31, 2022, no customer generated more over 10% of gross revenue and accounts receivable or customer deposits. On July 31, 2023, one major customer which generated 29% of the Company total rental income in year 2023 has early terminated its lease agreement.